Exhibit 23.4



                               CONSENT OF COUNSEL

     We hereby consent to the reference to this firm and to the inclusion of the summary of our opinion under the caption "Tax Consequences" in the Prospectus related to this Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-4 (Registration No. 333-44094) filed by Conexant Systems, Inc.



                                            CHADBOURNE & PARKE LLP



30 Rockefeller Plaza
New York, New York  10112
November 17, 2000